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                                                                   EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our reports and all references to our firm included in or made a part of this Post-Effective Amendment No. 4 to Form S-1 Registration Statement
(Registration No. 33-67854).



                                            /s/ Arthur Andersen LLP

Columbia, South Carolina

May 8, 1997